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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2003


                          Discover Card Master Trust I
               (Exact name of registrant as specified in charter)


      Delaware                     0-23108                    51-0020270
      (State of                  (Commission                 (IRS Employer
    Organization)                File Number)             Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                            19720
(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434

Former name or former address, if changed since last report:  Not Applicable
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Item 5. Other Events

      On January 17, 2003, the registrant made available to investors a prospectus supplement, dated January 10, 2003, and prospectus, dated January 10, 2003, with respect to the issuance of $500,000,000 aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $26,316,000 aggregate principal amount of Series 2003-1 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $500,000,000 aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, $26,316,000 aggregate principal amount of Series 2003-1 3.45% Class B, Subseries 2 Credit Card Pass-Through Certificates, $500,000,000 aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2003-1 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) ("Discover") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2003-1, to be dated as of January 22, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

      In connection with the issuance of Series 2003-1, Latham & Watkins LLP, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated January 17, 2003, regarding the legality of the Series 2003-1 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Series 2003-1 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, Series 2003-1 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, the Series 2003-1 3.45% Class B, Subseries 2 Credit Card Pass-Through Certificates, the Series 2003-1 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and the Series 2003-1 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates upon issuance and sale thereof on January 22, 2003; and (ii) an opinion to Discover (as originator of the Trust), dated January 17, 2003, as to certain federal tax matters concerning the Series 2003-1 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Series 2003-1 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, Series 2003-1 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, the Series 2003-1 3.45% Class B, Subseries 2 Credit Card Pass-Through Certificates, the Series 2003-1 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and the Series 2003-1 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5, and the opinion as to certain tax matters is attached as Exhibit 8.

Item 7. Exhibits

Exhibit No. Description

Exhibit 5   Opinion of Latham & Watkins LLP.


                                     Page 2
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Exhibit 8   Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A, Subseries 1 Certificates, Class B, Subseries 1 Certificates, Class A, Subseries 2 Certificates, Class B, Subseries 2 Certificates, Class A, Subseries 3 Certificates and Class B, Subseries 3 Certificates of Series 2003-1.

Exhibit 23  Consent of Latham & Watkins LLP (included in Exhibit 5).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Discover Card Master Trust I
                                       (Registrant)


                                    By:   Discover Bank
                                          (Originator of the Trust)



Date:  January 17, 2003             By:      /s/ Michael F. Rickert
                                         -------------------------------------
                                         Michael F. Rickert
                                         Vice President, Chief Accounting
                                           Officer and Treasurer


                                     Page 4
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                                INDEX TO EXHIBITS

Exhibit No.    Description

Exhibit 5      Opinion of Latham & Watkins LLP.

Exhibit 8 Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A, Subseries 1 Certificates, Class B, Subseries 1 Certificates, Class A, Subseries 2 Certificates, Class B, Subseries 2 Certificates, Class A, Subseries 3 Certificates and Class B, Subseries 3 Certificates of Series 2003-1.

Exhibit 23     Consent of Latham & Watkins LLP (included in Exhibit 5).


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